UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012 (December 21, 2012)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-09753 (Commission File Number)	58-1563799 (IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA (Address of principal executive offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 21, 2012, Georgia Gulf Corporation issued a press release announcing that a favorable private letter ruling has been received by PPG Industries, Inc. from the U.S. Internal Revenue Service with respect to the previously announced merger of PPG Industries, Inc.’s commodity chemicals business with a subsidiary of Georgia Gulf Corporation. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)               Exhibits.

Number	Exhibit
99.1	Press release, dated December 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

Date: December 21, 2012	By:	/s/ Gregory C. Thompson
Gregory C. Thompson Chief Financial Officer

EXHIBIT LIST

Number	Exhibit
99.1	Press release, dated December 21, 2012.